SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)              May 30, 2001
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                               Adolor Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       000-26929             31-1429198
           --------                       ---------             ----------
(State or other jurisdiction       (Commission File Number)    (IRS Employer
      of incorporation)                                      Identification No.)



620 Pennsylvania Drive, Exton, PA                                 19341
---------------------------------                                 -----
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (484) 595-1500
                                                     --------------


Not Applicable
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(Former name or former address, if changed since last report)



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Item 5.       Other Events.

     On May 30, 2001, Adolor Corporation, a Delaware corporation (the "Company"), announced that it had entered into definitive purchase agreements to sell 3 million shares of newly issued common stock of the Company to current institutional investors for $60 million. The press release concerning the sale is attached to this report as Exhibit 99.1 and is incorporated by reference herein.


Item 7(c).     Exhibits.


99.1           Press Release of the Company, dated May 30, 2001.



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                                    SIGNATURE

Pursuant to the requirements of the Signature Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                   ADOLOR CORPORATION



                                   By: /s/ Peter J. Schied
                                      -----------------------------------------
                                      Name:  Peter J. Schied
                                      Title: Vice President and Chief Financial
                                              Officer


Dated:  June 13, 2001


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